Exhibit 10.3

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Execution Copy

AMENDMENT NO. 1

TO

LICENSE AGREEMENT

This AMENDMENT NO. 1 (this “Amendment”), to the License Agreement (the “Agreement”), dated as of May 22, 2012, by and between MERCK SHARP & DOHME CORP., a corporation organized and existing under the laws of New Jersey (“Merck”), and TESARO, INC., a corporation organized and existing under the laws of Delaware (hereinafter referred to as “Licensee”), is effective as of April 5, 2016 (the “Amendment Effective Date”), and is joined for certain purposes by Janssen Biotech, Inc. (the “Prostate Cancer Sublicensee”).  Merck and Licensee are sometimes referred to herein individually as a “Party” and together as the “Parties.”  Capitalized terms used in this Amendment without definition shall have the meanings given those terms in the Agreement.

WHEREAS, Licensee intends to sublicense certain of its rights under the Agreement to the Prostate Cancer Sublicensee for, among other things, the Development and Commercialization of the Licensed Compound and Licensed Products, including a fixed dose combination product including the Licensed Compound (the “FDC”), for any and all therapeutic and prophylactic uses in prostate cancer in humans (the “Prostate Cancer Field”);

WHEREAS, the Prostate Cancer Sublicensee may Develop and Commercialize Combination Products that contain active pharmaceutical ingredients other than a Licensed Compound (the “Sublicensee Combination Products”);

WHEREAS, in order to induce Sublicensee to enter into the sublicense agreement for the Prostate Cancer Field (the “Prostate Cancer Sublicense Agreement”), Licensee and Merck desire to amend the Agreement, as provided in this Amendment; and

WHEREAS, Licensee, Merck and the Prostate Cancer Sublicensee desire to clarify certain rights and obligations under the Agreement as they relate to the Prostate Cancer Sublicense Agreement, as provided in this Amendment;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, Licensee, Merck and, with respect to Sections 2 and 3 only, the Prostate Cancer Sublicensee hereby agree as follows:

1.	AMENDMENTS TO AGREEMENT. Licensee and Merck agree that, as of the Amendment Effective Date, the terms of the Agreement are amended and modified, or waived, as set forth in this Section 1.
1.1.

“Combination Product”.  Merck acknowledges that the Sublicensee Combination Products will contain active pharmaceutical ingredients that are not Licensed Compounds and that are not owned or controlled by Licensee and, consequently, Licensee will have no intellectual property or reversion rights in or to such active pharmaceutical ingredients.  Accordingly, each Sublicensee Combination Product shall not be deemed to be a Licensed Product for the purposes of the following provisions of the Agreement: Section 3.04 (Commercialization); Section 3.05 (Co-Promotion); Article V (Diligence); and Section 12.05 (Licensed Product Reversion).  Notwithstanding the foregoing, the Sublicensee Combination Products shall be deemed to be a Licensed Product for all purposes pursuant to Article VII (Payments; Royalties And Reports), subject to the remaining provisions of this Amendment No. 1.

1.2.

Co-Promotion.  Merck hereby waives its right of first refusal to co-promote Licensed Products under Section 3.05 of the Agreement within the Non-Core Territory in the Prostate Cancer Field, solely to the extent that the Prostate Cancer Sublicensee seeks (or Licensee seeks on behalf of the Prostate Cancer Sublicensee) Marketing Authorization for a Licensed Product that contains a Licensed Compound as its sole active ingredient in the Prostate Cancer Field in the Non-Core Territory.  For clarity, Merck shall have no right to co-promote any Licensed Product in the Prostate Cancer Field in any country in the Non-Core Territory for so long as the Prostate Cancer Sublicense Agreement is in force and effect.

1.3.

PARP Inhibitor Exclusivity.  Section 2.06 of the Agreement shall not apply to the Prostate Cancer Sublicensee or any of its Affiliates; provided that Prostate Cancer Sublicensee complies with the remaining provisions of this paragraph.  In the event that Prostate Cancer Sublicensee or any of its Affiliates, itself or in cooperation with or through others or through a change of control, discover, research, develop, manufacture or commercialize any PARP Inhibitor other than the Licensed Compounds and Licensed Product hereunder (the “Other PARP Inhibitor”), Prostate Cancer Sublicensee and its relevant Affiliates shall establish reasonable procedures (i) to prevent the disclosure of all Proprietary Information of Merck with respect to the development and commercialization of Licensed Compound and Licensed Products (collectively “Sensitive Information”) beyond personnel reasonably and necessarily having access to and knowledge of Sensitive Information in support of the development and commercialization of Licensed Compounds and Licensed Products in the Prostate Cancer Field and (ii) to prevent the dissemination of Sensitive Information to personnel performing or immediately directing the day-to-day activities exploiting the Other PARP Inhibitor.  The purposes of such procedures shall be to support the adherence of Prostate Cancer Sublicensee to its obligations of non-use of Sensitive Information owed to Merck

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

and/or Licensee under this Agreement or otherwise and to prevent the use of Sensitive Information for competitive reasons against Licensee and Merck, including without limitation, the use of Sensitive Information for the development or commercialization of Other PARP Inhibitors that compete with Licensed Compounds or Licensed Products.

1.4.

Commercially Reasonable Efforts.  Licensee shall not be deemed to be in non-compliance with the Agreement due to any difference between the definition of “Commercially Reasonable Efforts,” as set forth in the Prostate Cancer Sublicense Agreement and the definition of “Diligent Efforts” in the Agreement, or any difference between the Prostate Cancer Sublicensee’s obligation(s) to use “Commercially Reasonable Efforts” as set forth in the Prostate Cancer Sublicense Agreement and Licensee’s obligation(s) to use “Diligent Efforts” as set forth in Article V of the Agreement; provided, that Licensee is exercising Diligent Efforts with respect to its direct obligations under Article V of the Agreement outside of the Prostate Cancer Field.

1.5.

Assignability of Prostate Cancer Sublicense Agreement.  Notwithstanding Section 2.04 or 12.05 of the Agreement to the contrary, the Prostate Cancer Sublicense Agreement shall be assignable to Merck only upon termination of the Agreement; provided, that the Prostate Cancer Sublicensee consents in writing to such assignment in advance, such consent not to be unreasonably withheld or delayed.

1.6.

Sharing of Information with respect to the Prostate Cancer Field.  For so long as the Prostate Cancer Sublicense Agreement is in effect, Licensee shall have no obligation to provide any information to Merck under Section 3.02(b), 3.04, 4.01(e) or 4.01(f) of the Agreement with respect to Development, regulatory or Commercialization activities relating to Licensed Products (including Sublicensee Combination Products or the use of Licensed Products in combination with products that are not Licensed Products) in the Prostate Cancer Field.  Merck acknowledges and agrees that Licensee’s obligation to deliver Development Reports to Merck pursuant to Section 3.03 of the Agreement shall be satisfied by providing a report in the format, and with the same level of detail, as the report attached hereto as Exhibit A, and that Licensee may redact from each such Development Report any information relating to a compound or product that is not a Licensed Compound or Licensed Product.

1.7.	Royalty Payments based on Sales by the Prostate Cancer Sublicensee. Merck acknowledges and agrees that, notwithstanding anything to the contrary in the Agreement:
(a)

Royalties payable to Merck pursuant to Section 7.03 of the Agreement with respect to Licensed Products sold by the Prostate Cancer Sublicensee or any of its Affiliates or sublicensees shall be calculated using the following definition of “Net Sales” (in lieu of the definition of “Net Sales” set forth in Section 1.27 of the Agreement):

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Net Sales” means, with respect to any Licensed Product sold by the Prostate Cancer Sublicensee or any of its Affiliates or sublicensees, the gross amounts invoiced on sales of such Licensed Product by the Prostate Cancer Sublicensee or any of its Affiliates or sublicensees to a Third Party purchaser in an arms-length transaction, less the following customary deductions, determined in accordance with GAAP and internal policies and actually taken, paid, accrued or allocated based on good faith estimates:

(i)	trade, cash and/or quantity discounts, allowances, and credits, excluding commissions for commercialization;
(ii)

excise taxes, use taxes, tariffs, sales taxes and customs duties, and/or other government taxes imposed on the sale of Licensed Product (including VAT, but only to the extent that such VAT taxes are not reimbursable or refundable), specifically excluding, for clarity, any income taxes assessed against the income arising from such sale;

(iii)	outbound freight, shipment and insurance costs to the extent included in the price and separately itemized on the invoice price;
(iv)

compulsory payments to, cash rebates payable to, or the impact of reimbursement caps established by, a governmental authority (or agent thereof) pursuant to governmental regulations by reason of any national or local health insurance program or similar program, including government levied fees as a result of healthcare reform policies;

(v)	retroactive price reductions, credits or allowances actually granted upon rejections or returns of Licensed Product, including for recalls or damaged goods, or billing errors and reserves for returns;
(vi)

rebates, chargebacks, administrative fees and discounts (or equivalent thereof) payable to managed health care organizations, group purchasing organizations, pharmacy benefit managers (or equivalent thereof), specialty pharmacy providers, federal, state/provincial, local or other governments, or their agencies or purchasers, reimbursers, or trade customers;

(vii)	amounts payable to patients through co-pay assistance cards or similar forms of rebate directly related to the prescribing of the Licensed Product; and

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(viii)	any invoiced amounts which are not collected by the Prostate Cancer Sublicensee or its Affiliates, including bad debts, up to a limit of one percent (1%) of worldwide Net Sales.

All aforementioned deductions shall only be allowable to the extent they are commercially reasonable by the Prostate Cancer Sublicensee and shall be determined, on a country-by-country basis, as incurred in the ordinary course of business in type and amount consistent with the Prostate Cancer Sublicensee’s, its Affiliate’s or Third Party sublicensee’s (as the case may be) business practices consistently applied across its product lines and accounting standards and verifiable based on the Prostate Cancer Sublicensee’s and its Affiliates’ sales reporting system.  All such discounts, allowances, credits, rebates and other deductions shall be fairly and equitably allocated to Licensed Product and other products of the Prostate Cancer Sublicensee and its Affiliates and sublicensees such that Licensed Product does not bear a disproportionate portion of such deductions, unless otherwise agreed by Licensee and the Prostate Cancer Sublicensee in accordance with the Prostate Cancer Sublicense Agreement.

Sales of a Licensed Product by and between the Prostate Cancer Sublicensee and its Affiliates and sublicensees are not sales to Third Parties and shall be excluded from Net Sales calculations for all purposes so long as such Licensed Product is subsequently resold to a Third Party end user.  Sales of a Licensed Product for the use in conducting Clinical Trials or other scientific testing of such Licensed Product in a country shall be excluded from Net Sales calculations for all purposes.  Compassionate use and named patient sales, and other early access programs (such as to provide patients with a Licensed Product prior to Marketing Authorization pursuant to treatment INDs or protocols) and sales on an affordable basis shall be excluded from Net Sales calculations for all purposes. Any disposition of a Licensed Product as free samples, donations, patient assistance, test marketing programs or other similar programs or studies where such Licensed Product is supplied free of charge shall not be subject to royalties.

Notwithstanding the foregoing, with respect to any Sublicensee Combination Product that is sold by the Prostate Cancer Sublicensee or any of its Affiliates or sublicensees, the Net Sales of such Sublicensee Combination Product for the determination of royalties of Combination Products will be calculated by multiplying the Net Sales of such Sublicensee Combination Product (calculated as set forth above) by the fraction 1/A, where A is the total number of separate active pharmaceutical ingredients included in such Sublicensee Combination Product.

(b)

Royalties payable to Merck pursuant to Section 7.03 of the Agreement with respect to Licensed Products sold by the Prostate Cancer Sublicensee or any of its Affiliates or sublicensees shall be reported and paid pursuant to Section 7.04(a) of the

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Agreement using the following definitions of “Calendar Quarter” and “Calendar Year” (in lieu of the definitions of “Calendar Quarter” and “Calendar Year” set forth in Sections 1.02 and 1.03 of the Agreement, respectively):

“Calendar Quarter” means a financial quarter based on the calendar of a particular period of twelve (12) months that constitutes a financial year for the purposes of the parent company of the Prostate Cancer Sublicensee, Johnson & Johnson, and its Affiliates (such calendar, the “Johnson & Johnson Universal Calendar”) and is used by the Prostate Cancer Sublicensee and its Affiliates for internal and external reporting purposes; provided,  however, that the first Calendar Quarter for the first Calendar Year extends from the Effective Date of the Prostate Cancer Sublicense Agreement to the end of the then-current Calendar Quarter and the last Calendar Quarter extends from the first day of such Calendar Quarter until the effective date of the termination or expiration of the Prostate Cancer Sublicense Agreement.

“Calendar Year” means a year based on the Johnson & Johnson Universal Calendar for that year.  The last Calendar Year of the term of the Prostate Cancer Sublicense begins on the first day of the Prostate Cancer Sublicensee Universal Calendar Year for the year during which termination or expiration of the Prostate Cancer Sublicense Agreement will occur, and the last day of such Calendar Year will be the effective date of such termination or expiration.

(c)

The written report described in Section 7.04(a) of the Agreement shall include only the following information with respect to sales of Licensed Product by the Prostate Cancer Sublicensee or any of its Affiliates or sublicensees for the applicable Calendar Quarter (i.e. the Calendar Quarter (as defined in clause (b) of this paragraph 1.7) that corresponds to the Calendar Quarter (as defined in Section 1.27) covered by such report: (i) the Net Sales of each Licensed Product on a country-by-country basis; and (ii) the calculation of the amount of the royalty payment due on such Net Sales, in each case ((i) and (ii)), calculated in accordance with the Agreement (as amended by this paragraph 1.7).

(d)

Notwithstanding Section 7.04(a) and 7.04(b) of the Agreement, any Net Sales of Licensed Products by the Prostate Cancer Sublicensee or any of its Affiliates or sublicensees that are invoiced in a currency other than U.S. Dollars, and the amount of the royalty payment due on such Net Sales, shall be expressed in their U.S. Dollars equivalent calculated using the methodology set forth in this paragraph.  In the case of sales outside the United States made by Prostate Cancer Sublicensee, the rate of exchange to be used in computing the monthly amount of currency equivalent in United States dollars due Merck shall be made at the monthly rate of exchange utilized by Prostate Cancer Sublicensee in its worldwide accounting system, used to report the Prostate Cancer Licensee’s external financial statements.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(e)

Merck acknowledges and agrees that, with respect to any Licensed Product that is sold by both the Prostate Cancer Sublicensee (or its Affiliates or sublicensees) and Licensee (or its Affiliates, licensees or sublicensees):

(i)

the calculation of “Total Net Sales of Licensed Products in the Territory in a Calendar Year” for purposes of Section 7.02 of the Agreement shall include (x) Net Sales (as defined in Section 1.27 of the Agreement) of such Licensed Product by Licensee and its Affiliates, licensees and sublicensees during the applicable Calendar Year (as defined in Section 1.03 of the Agreement) and (y) Net Sales (as defined in clause (a) of this paragraph 1.7) of such Licensed Product by the Prostate Cancer Sublicensee and its Affiliates and sublicensees during the Calendar Year (as defined in clause (b) of this paragraph 1.7) that corresponds to the applicable Calendar Year (as defined in Section 1.27 of the Agreement); and

(ii)

the calculation of Net Sales of such Licensed Product for a particular Calendar Quarter (as defined in Section 1.27 of the Agreement) for purposes of Section 7.03(a) of the Agreement shall include (x) Net Sales (as defined in Section 1.27 of the Agreement) of such Licensed Product by Licensee and its Affiliates, licensees and sublicensees during such Calendar Quarter (as defined in Section 1.02 of the Agreement) and (y) Net Sales (as defined in clause (a) of this paragraph 1.7) of such Licensed Product by the Prostate Cancer Sublicensee and its Affiliates and sublicensees during the Calendar Quarter (as defined in clause (b) of this paragraph 1.7) that corresponds to the applicable Calendar Quarter (as defined in Section 1.27 of the Agreement).

1.8.

Licensed Product Reversion.  If the Agreement is terminated either by Licensee or Merck, Section 12.05 of the Agreement shall not apply to any Licensed Product to the extent that such Licensed Product is used in the Prostate Cancer Field.  Without limitation of the foregoing, neither Licensee nor the Prostate Cancer Sublicensee shall be required under Section 12.05 of the Agreement to provide to Merck competitive sales information regarding Licensed Products in the Prostate Cancer Field.

2.	OTHER PROVISIONS. Licensee, Merck and the Prostate Cancer Sublicensee agree to the provisions set forth in this Section 2:
2.1.	No Breach. As of the Amendment Effective Date, Merck confirms that it has not given, nor does it intend to give, any notice to Licensee of any breach by Licensee of the Agreement.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.2.

Patents.  For any suit or action under Section 8.03, impacting the validity or enforceability of Compound Patent Rights exclusively granted by sublicense to the Prostate Cancer Sublicensee in the Prostate Cancer Sublicense Agreement, the Prostate Cancer Sublicensee will reasonably cooperate with Licensee in any such suit or action and shall, together with Merck, have the right to consult with Licensee and be represented by its own counsel at its own expense, but Licensee shall have sole authority regarding the prosecution, settlement, and appeal of such action.

2.3.

Confidentiality.  Any Know-How and all other scientific, clinical, regulatory, marketing, financial and commercial information or data, whether communicated in writing, verbally or electronically, of the Prostate Cancer Sublicensee that is disclosed to or received by Merck pursuant to the Agreement or this Amendment shall be considered Proprietary Information of Licensee for purposes of the Agreement, and shall be subject to the provisions of Article IX of the Agreement.

2.4.

Sublicensee Right to Cure Breach of Agreement.  In the event Merck delivers to Licensee a notice of breach pursuant to Section 12.03(a) of the Agreement, and the Prostate Cancer Sublicense Agreement is in force and effect as of the date of such notice, Merck shall simultaneously send a copy of such notice of breach to the Prostate Cancer Sublicensee at the address set forth in Section 3.5.  The Prostate Cancer Sublicensee shall have the right, but not the obligation, to cure such breach on behalf of Licensee in accordance with the terms of the Agreement.  Such notice shall be delivered and governed pursuant to the applicable terms of the Agreement and Section 3.5 of this Amendment.

2.5.

Direct License.  If either Licensee or Merck delivers a notice of termination of the Agreement (a “Termination Notice”) for any reason other than an uncured breach of a material provision of the Agreement by Licensee that is attributable to the actions or omissions of the Prostate Cancer Sublicensee, and the Prostate Cancer Sublicensee Agreement is in force and effect as of the proposed date of termination of the Agreement set forth in the Termination Notice, Licensee or Merck, as the case may be, shall simultaneously send a copy of such Termination Notice to the Prostate Cancer Sublicensee at the address set forth in Section 3.5.  Following receipt of a Termination Notice, the Prostate Cancer Sublicensee shall have the option to obtain a license directly from Merck (the “Replacement License Option”) on the terms and conditions set forth in this Section 2.5.  The Prostate Cancer Sublicensee may exercise the Replacement License Option by providing a written notice to Merck within sixty (60) days after receipt of a Termination Notice (“Option Period”).  If the Prostate Cancer Sublicensee exercises the Replacement License Option, Merck and the Prostate Cancer Sublicensee shall enter into a license agreement (the “Replacement License Agreement”) that provides for the continuation of the rights granted by Licensee to the Prostate Cancer Sublicensee under the Prostate Cancer Sublicense Agreement on substantially the same terms and conditions as the Sublicense Agreement, subject to the following:

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(a)

The material terms pertaining to the scope of the Prostate Cancer Sublicensee’s rights, and the milestone payments and royalties owed by the Prostate Cancer Sublicensee to Merck, shall not change from what is set out in the Prostate Cancer Sublicense Agreement; provided that such financial obligations shall be no less than the financial obligations of Licensee to Merck pursuant to the Agreement.

(b)

In no event shall Merck be obligated to undertake any Development or other obligation of Licensee under the Prostate Cancer Sublicense Agreement; provided,  however, that if Merck elects to exercise any of its rights under Section 12.05 of the Agreement to obtain any licenses, regulatory filings or approvals, intellectual property, agreements or other information with respect to the Licensed Products (collectively, the “Reverted Assets”), then Merck shall either (i) agree to undertake any obligations of Licensee under the Prostate Cancer Sublicense Agreement with respect to such Reverted Assets to the extent reasonably necessary to enable the Prostate Cancer Sublicensee to continue is Development and Commercialization of the Licensed Products in the Prostate Cancer Field or (ii) enable the Prostate Cancer Sublicensee to perform any obligations of Licensee under the Prostate Cancer Sublicense Agreement with respect to such Reverted Assets to the extent reasonably necessary to enable the Prostate Cancer Sublicensee to continue its Development and Commercialization of the Licensed Products in the Prostate Cancer Field (e.g. if Licensee is obligated to maintain a Marketing Authorization for a Licensed Product in the Prostate Cancer Field under the Prostate Cancer Sublicense Agreement, and such Marketing Authorization is transferred to Merck pursuant to Section 12.05 of the Agreement, then the Replacement License Agreement shall either require Merck to maintain such Marketing Authorization or to transfer such Marketing Authorization to the Prostate Cancer Sublicensee).  If Merck elects to exercise any of its rights under Section 12.05 of the Agreement with respect to any Reverted Assets but not to undertake any Development or other obligation of Licensee under the Prostate Cancer Sublicense Agreement with respect to such Reverted Assets, then the Prostate Cancer Sublicensee may elect to substitute the terms of the Replacement License Agreement with substantially the same terms and conditions as the License Agreement.

(c)

The Prostate Cancer Sublicensee expressly agrees that Merck shall assume no losses, costs, liabilities or damages that arise out of or relate to Licensee’s performance, non-performance or breach of the Prostate Cancer Sublicense Agreement, and Merck expressly agrees that the Prostate Cancer Sublicensee shall assume no losses, costs, liabilities or damages that arise out of or relate to Licensee’s performance, non-performance or breach of the Agreement.

Merck or Licensee, as applicable, shall not terminate the Agreement until: (i) if the Prostate Cancer Sublicensee does not exercise the Replacement License Option prior to the expiration of the Option Period, the expiration of the Option Period, and (ii) if the Prostate Cancer Sublicensee

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

exercises the Replacement License Option prior to the expiration of the Option Period, the date on which the Replacement License Agreement is fully executed and is in full force and effect.

3.	MISCELLANEOUS.
3.1.

No Other Amendments.  Except as modified by this Amendment, the Agreement shall remain in full force and effect, enforceable in accordance with its terms.  No amendment or modification of this Amendment shall be effective except in a written document signed by all of the parties hereto.  No waiver of any provision of this Amendment shall be effective except in a written document signed by the party against whom such waiver is to be enforced.

3.2.

Governing Law.    This Amendment shall be governed, interpreted and construed in accordance with the laws of the State of New York, without giving effect to its conflict of law principles.  All disputes under this Amendment shall be governed by binding arbitration pursuant to the mechanism set forth in Article XIII of the Agreement.

3.3.

Status of Sublicensee. Merck and Licensee hereby acknowledge and agree that Section 1 of this Amendment shall not be amended without the written consent of Prostate Cancer Sublicensee, which consent shall not be unreasonably withheld, conditioned or delayed.   Merck, Licensee and the Prostate Cancer Sublicensee hereby acknowledge and agree that the Prostate Cancer Sublicensee is joining this Amendment for purposes of Section 2 and Section 3 only, and that in no event shall the Prostate Cancer Sublicensee be deemed to be a party to the Agreement by so joining this Amendment.

3.4.

Severability.    If any provision of this Amendment is declared illegal, invalid or unenforceable by a court having competent jurisdiction, it is mutually agreed that this Amendment shall continue in accordance with its terms except for the part declared invalid or unenforceable by order of such court, provided, however, that in the event that the terms and conditions of this Amendment are materially altered, the parties hereto will, in good faith, renegotiate the terms and conditions of this Agreement to reasonably substitute such invalid or unenforceable provisions in the light of the intent of this Agreement.

3.5.

Notices.  Any notice required or permitted to be given or sent under this Amendment to the Prostate Cancer Sublicensee shall be hand delivered or sent by express delivery service or certified or registered mail, postage prepaid, or by facsimile transmission (with written confirmation copy by registered first-class mail) to the Prostate Cancer Sublicensee at the addresses and facsimile numbers indicated below.

Janssen Biotech, Inc.

800/850 Ridgeview Dr.

Horsham, PA 19044

Attn:  President

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Facsimile:  215-325-4178

With a copy to:

Johnson & Johnson

One Johnson & Johnson Plaza

New Brunswick, NJ 08933

Attention: General Counsel, Pharmaceuticals

Facsimile: 732-524-5304

3.6.

Counterparts.  This Amendment shall become binding when any one or more counterparts of it, individually or taken together, shall bear the signatures of each of the parties hereto.  This Amendment may be executed in any number of counterparts, each of which shall be an original as against either party whose signature appears thereon, but all of which taken together shall constitute one and the same instrument.  A facsimile or a portable document format (PDF) copy of this Agreement, including the signature pages, will be deemed an original.

[Signature page follows]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, this Amendment has been made effective by the duly authorized representatives of the Parties, and is joined by the Prostate Cancer Sublicensee for the purposes of Sections 2 and 3, as of the Amendment Effective Date.

MERCK SHARP & DOHME CORP. By: /s/ Frank Clyburn Frank Clyburn Date: 4/4/16	TESARO, INC. By: /s/ Leon O. Moulder, Jr. Leon O. Moulder Jr. Chief Executive Officer Date: 05 April 2016

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

THE PROSTATE CANCER SUBLICeNSEE HEREBY AGREES TO BE BOUND BY SECTIONS 2 and 3 of this Amendment:

JANSSEN BIOTECH, INC.

By: /s/ Scott White

Scott White

Vice President, North America Oncology

Date: 04/05/2016

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit a

Example development report

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.